NET FINANCIAL COSTS (INCOME) (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
NET FINANCIAL COSTS (INCOME)
Foreign exchange loss (gain)	$ 453	$ (985)
Interest income	(701)	(327)
Interest expense on lease liabilities	19	113
Change in fair value - listed shares	1,700
Change in fair value - embedded derivatives	(11,059)
Accretion on borrowings and notes	816	2,104
Interest on borrowings and notes	895	101
Net financial costs (income)	$ (7,877)	$ 1,006